Basis of Preparation (Details) $ / shares in Units, $ in Thousands	6 Months Ended
Jun. 30, 2021 USD ($) $ / shares
Disclosure of basis of preparation of financial statements [text block] [Abstract]
Material fair value revaluation loss	5.00%
Recorded against investment properties percentage	9.00%
Description of equity	The correction of this misstatement resulted in a decrease in equity as at 30 June 2020 by USD 5,863 thousand and increase in liabilities with the same amount.
Fair value gains losses (in Dollars) | $	$ 3,347
Basic and diluted earnings per share (in Dollars per share) | $ / shares	$ 0.07